SUPPLEMENT DATED JULY 21, 2014
to

PROSPECTUS DATED MAY 1, 1993
FOR COMPASS LIFE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))
DELAWARE LIFE VARIABLE ACCOUNT E
(FORMERLY KNOWN AS SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT E)

1.
Effective immediately, the name of the company that issued your Policy has changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The name of the separate account supporting your Policy has been also changed, from Sun Life of Canada (U.S.) Variable Account I to Delaware Life Variable Account I.

As a result of the name changes, all references throughout the Prospectus to Sun Life Assurance Company of Canada (U.S.) are hereby deleted and replaced by Delaware Life Insurance Company and all references to Sun Life (U.S.) and Sun Life of Canada (U.S.) are hereby deleted and replaced by Delaware Life.

2.	The section in the Prospectus entitled “The Company” is hereby deleted and replaced with the following:

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass Life 7/2014